SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2003

                                CERUS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                0-21937                68-0262011
 (State of jurisdiction) (Commission File No.) (IRS Employer Identification No.)

                               2411 Stanwell Drive
                            Concord, California 94520
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (925) 288-6000


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Item 5.  Other Events.

On October 30, 2003, Cerus Corporation (the "Company") announced its financial results for its third quarter ended September 30, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Exhibit
Number        Description of Exhibit
-------       ------------------------------------------------------------------
 99.1         Press Release, dated October 30, 2003, entitled "Cerus Corporation
              Announces Third Quarter Results."

Item 12.  Results of Operations and Financial Condition.

On October 30, 2003, the Company announced its financial results for its third quarter ended September 30, 2003 and conducted a publicly-available conference call discussing those results. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CERUS CORPORATION


Dated:    October 30, 2003                    By: /s/ Gregory W. Schafer
                                                  -----------------------------
                                                   Gregory W. Schafer
                                                   Vice President, Finance and
                                                   Chief Financial Officer

                                Index to Exhibits

Exhibit
Number        Description of Exhibit
-------       ------------------------------------------------------------------
 99.1         Press Release, dated October 30, 2003, entitled "Cerus Corporation
              Announces Third Quarter Results."